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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 7, 2006


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-26371               13-3787073
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 (d) Transfer of Listing.

(d) On February 7, 2006, EasyLink Services Corporation (the "Company") announced that it has filed an application to transfer the listing of its common stock from the NASDAQ National Market to the NASDAQ Capital Market.

The Company issued a press release announcing this action. A copy of the press release is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01 (c) Exhibits.

The following exhibits are filed herewith:

  EXHIBIT NO.                                DESCRIPTION

Exhibit 99.1                          Press Release dated February 7, 2006



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2006

                          EASYLINK SERVICES CORPORATION


                          By: s/ Thomas Murawski
                              ------------------
                          Thomas Murawski, Chairman, President and
                          Chief Executive Officer



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                                INDEX TO EXHIBITS


 EXHIBIT NO.                                 DESCRIPTION

Exhibit 99.1                          Press Release dated February 7, 2006



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